UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 7, 2022 (August 31, 2022)

Silver bull resources, inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33125	91-1766677
(State or other jurisdiction of incoNevadarporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 Dunsmuir Street, Suite 1610 Vancouver BC, Canada		V7Y 1K4
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	604-687-5800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02	Termination of a Material Definitive Agreement.

On August 31, 2022, Silver Bull Resources, Inc. (“Silver Bull” or the “Company”) and its subsidiary Minera Metalin S.A. de C.V. (“Minera Metalin”) entered into a termination agreement (the “Termination Agreement”) with South32 International Investment Holdings Pty Ltd (“South32”) pursuant to which agreement the parties will terminate that certain Option Agreement (the “Option Agreement”), dated as of June 1, 2018 and amended on March 20, 2019, among Silver Bull, Minera Metalin, South32, and Contratistas de Sierra Mojada S.A. de C.V., which merged with an into Minera Metalin on August 26, 2021. As a condition precedent to the termination of the Option Agreement, and as reimbursement for project-related costs and expenditures incurred or expected to be incurred in relation to the Option Agreement, South32 must pay Silver Bull $518,000 in cash. Pursuant to the Termination Agreement, upon termination of the Option Agreement, Silver Bull and Minera Metalin will release South32, and South32 will release Silver Bull and Minera Metalin, from any claims, including in relation to their respective obligations arising from the Option Agreement.

The Option Agreement has been under a force majeure since October 11, 2019 due to an ongoing blockade of the Sierra Mojada property located in Coahuila, Mexico, by a cooperative of local miners called Sociedad Cooperativa de Exploración Minera Mineros Norteños, S.C.L.

Item 7.01	Regulation FD Disclosure.

On September 1, 2021, the Company issued a press release regarding the termination of the Option Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in this Item 7.01, including the information set forth in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	News release, dated as of September 1, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Silver Bull resources, inc.

Date: September 7, 2022	By:	/s/ Christopher Richards
	Name:	Christopher Richards
	Title:	Chief Financial Officer

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